Exhibit 10.1

LINE OF CREDIT LOAN AGREEMENT

This LINE OF CREDIT LOAN AGREEMENT (as the same may be amended, modified or amended and restated from time to time, the “Agreement”) is entered into as of the 22 day of February, 2012 (“Execution Date”), by and between ORBCOMM INC., a Delaware corporation (“Borrower”) and SIERRA NEVADA CORPORATION, a Nevada corporation (“Lender”).

R E C I T A L S

A. Borrower and Lender entered into that certain ORBCOMM Generation 2 Procurement Agreement dated as of May 5, 2008 (“Original Procurement Agreement”), as amended by that First Amendment to ORBCOMM Generation 2 Procurement Agreement dated August 23, 2011(“Amendment”), and entered into five (5) Task Orders dated May 20, 2010 (“Task Order #1”), August 31, 2010 (“Task Orders #2 and #3”), and December 15, 2010 (“Task Orders #4 and #5” and, together with the Original Procurement Agreement, the Amendment, Task Order #1, Task Orders #2 and #3, and Task Orders #4 and #5, the “Procurement Agreement”).

B. Pursuant to the Procurement Agreement, Borrower is to make certain “Milestone” (as defined in the Procurement Agreement) payments to Lender.

C. Lender has agreed to lend to Borrower certain funds on a revolving line of credit basis in an amount not to exceed at any time the sum of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) to be used for making Milestone payments under the Procurement Agreement, as well as for working capital, capital expenditures in the ordinary course of business and other lawful corporate purposes.

D. This Agreement sets forth the terms on which Lender will advance credit to Borrower, and Borrower will repay the amounts owing to Lender.

A G R E E M E N T

NOW, THEREFORE, for the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, all capitalized terms below shall have the following meanings:

“Accounts Receivable” shall mean all rights of Borrower and its Subsidiaries to payment for goods sold or for services rendered whether or not earned by performance, including but not limited to those evidenced by an instrument or chattel paper (as those terms are defined in the Nevada Uniform Commercial Code), and which shall be pledged to Lender pursuant to the Security Agreement.

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“Advance” or “Advances” shall mean an advance or advances made to Borrower pursuant to the terms of this Agreement, including both Cash Advances and Milestone Advances.

“Advance Form” shall have the meaning set forth in Section 3.2(a) and in the form as attached hereto as Exhibit A.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” shall mean, as of any date, an amount equal to the sum of the following:

(a)	90% of all Accounts Receivables that are not more than ninety (90) days past due on the date of calculating the Borrowing Base and excluding any related party receivables, plus

(b)	the total of number of Satellites designated by Borrower in the Borrowing Base Certificate multiplied by $6,500,000 per Satellite.

The Borrowing Base may be expanded from time to time to include collateral other than Collateral pledged in the Security Agreement upon an agreement of Lender and Borrower confirmed in writing. The Borrowing Base and supporting documentation must be available for the Lender to audit upon reasonable notice, if requested.

“Borrowing Base Certificate” shall mean a certificate executed by a Responsible Officer, in the form attached hereto as Exhibit B (with such modification as may be requested by Lender from time to time) setting forth the Borrowing Base and the component calculations in respect of the Maximum Loan Amount.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of Nevada are authorized or required to close.

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“Cash Advance” or “Cash Advances” means a cash advance or cash advances made to Borrower pursuant to the terms of this Agreement that is not a Milestone Advance.

“Collateral” shall have the meaning set forth in the Security Agreement.

“Commencement Date” shall mean July 1, 2012.

“Company Plans” shall have the meaning set forth in Section 4.7.

“Compliance Certificate” shall have the meaning set forth in Section 5.2(e) and shall be in the form attached hereto as Exhibit C.

“Consolidated Adjusted EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the Adjusted EBITDA as reported in the Borrower’s published earnings releases. It is calculated as Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation, depletion and amortization expense, (iv) loss from discontinued operations and extraordinary items, (v) stock-based compensation expense, (vi) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and (vii) loss from the Disposition of fixed assets and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period, (ii) all non-cash items increasing Consolidated Net Income for such period, (iii) gains from the Disposition of fixed assets and (iv) income from discontinued operations and extraordinary items.

“Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent or lease expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or

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commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or with recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” shall have the meaning assigned in Article 7.

“Execution Date” shall have the meaning set forth in the preamble to this Agreement.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that from time to time are applicable to the circumstances as of the date of determination, consistently applied.

“Income Tax Expense” means expenditures for federal and state income taxes determined in accordance with GAAP.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

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“Interest Notice” shall have the meaning set forth in Section 2.4.

“Interest Payments” shall have the meaning set forth in Section 2.4.

“Interest Rate” shall have the meaning set forth in Section 2.4.

“Lender” shall have the meaning set forth in the preamble to this Agreement.

“Lender’s Credit Facility” shall mean that certain Credit Agreement dated June 26, 2008, as amended and modified, by and between Lender as borrower; Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer; other lenders party thereto; and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager.

“Lender Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” shall mean, collectively all agreements, instruments and documents, including, without limitation, this Agreement, the Note, the Security Agreement and all other written matters executed by or on behalf of Borrower and delivered to or for the benefit of Lender in connection with the financing transactions contemplated under this Agreement, together with all agreements and documents referred to in or contemplated under this Agreement.

“Loan” means the loan made by Lender to Borrower pursuant to this Agreement consisting of all Advances hereunder, all other amounts advanced pursuant hereto, any interest due hereunder, and any other amounts due and owing to Lender pursuant to this Agreement, which in the aggregate shall not exceed the Maximum Loan Amount.

“Material Adverse Effect” shall mean a material adverse effect on (i) the business, property, liabilities (actual and contingent), operations, condition (financial or otherwise) of Borrower taken as a whole (other than changes, effects or circumstances that are the result of economic factors affecting the economy as a whole or that are the result of factors generally affecting the industry or specific markets in which the Borrower competes provided that such change, effect or circumstance does not affect the Borrower as a whole in a substantially disproportionate manner compared to other participants in the industries in which the Business operates), (ii) the ability of Borrower to perform its obligations under the Loan Documents, (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Lender under the Loan Documents, or (iv) Borrower’s interest in, or the value, perfection or priority of Lender’s security interest in the Collateral.

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“Maturity Date” shall mean the earlier of (i) the date that is twelve (12) months after Successful Completion of Milestone 33 (as set forth in the Procurement Agreement) and (ii) April 30, 2014.

“Maximum Loan Amount” shall mean the maximum amount of the Loan, which shall be the lesser of (i) Twenty Million Dollars and 00/100 ($20,000,000.00) or (ii) the Borrowing Base.

“Milestone” shall have the meaning set forth in the Procurement Agreement.

“Milestone Advance” or “Milestone Advances” shall mean an advance or advances made to Borrower pursuant to the terms of this Agreement for purposes of paying Lender amounts owed upon a Milestone as set forth on the Milestone Payment Schedule under the Procurement Agreement.

“Note” means the promissory note delivered by Borrower to Lender pursuant to and of even date with this Agreement.

“Obligations” means all debt, principal, interest, Lender Expenses and other amounts owed to Lender by Borrower pursuant to this Agreement or any other Loan Document, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding.

“ORBCOMM Japan” shall mean ORBCOMM Japan, Limited, a Japanese company, and wholly owned subsidiary of Borrower, with a principal place of business located at 17-2 Nishi-Shinbashi 2-Chome, Minato-ku, Tokyo 105-003, Japan.

“ORBCOMM LLC” shall mean ORBCOMM LLC, a Delaware limited liability company, and wholly owned subsidiary of Borrower, with a principal place of business located at 2115 Linwood, Avenue, Fort Lee, New Jersey 07024.

“Permitted Liens” shall have the meaning set forth in the Security Agreement.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Pledgors” shall mean ORBCOMM Japan, ORBCOMM LLC and StarTrak.

“Prepayment Expenses” shall have the meaning set forth in Section 2.3.

“Procurement Agreement” shall have the meaning set forth in the Recitals.

“Responsible Officer” shall mean each of the Chief Executive Officer, the Treasurer, and the Chief Financial Officer of Borrower.

“Satellite” or “Satellites” shall mean those Satellites as set forth in the Procurement Agreement and in which Lender has a security interest pursuant to the Security Agreement.

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“Security Agreement” shall mean the Security Agreement of even date herewith from Borrower and Pledgors, for the benefit of Lender, pursuant to which, among other things, Borrower and Pledgors grant Lender a security interest in the Collateral, and any and all other security agreements, assignments, pledges and other similar documents pursuant to which Borrower or Pledgors grant to Lender a security interest in certain property of Borrower or Pledgor, as any such agreement may be amended, extended, restated or modified at any time and from time to time.

“StarTrak” shall mean StartTrak Information Technologies, LLC, a Delaware limited liability company, and wholly owned subsidiary of Borrower with a principal place of business located at 408 The American Road, Morris Plains, New Jersey 07950.

“Subsidiary” shall mean any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than 50% of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

1.2 Accounting Terms. Any accounting term not specifically defined in this Agreement shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

1.3 Interpretation of Agreement. A “Section”, an “Exhibit” or a “Schedule” is, unless otherwise stated, a reference to a section, an exhibit, or a schedule, as the case may be. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar purport when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. LOAN AND TERMS OF PAYMENT.

2.1 Commitment to Loan. Subject to the terms and conditions of this Agreement, Lender shall make Advances from time to time on a revolving line of credit basis in the amounts requested by Borrower in each Advance Form; provided, however, that Lender shall not be obligated to make any Advances (i) during the existence of either an Event of Default or an event or circumstance that, with the giving of notice or the passage of time or both, would become an Event of Default, or (ii) in excess of the Maximum Loan Amount. The Advances made under this Agreement shall be evidenced by the Note. Notwithstanding the principal amount stated on the face of the Note, the amount of principal actually owing on the Note at any given time shall be the aggregate of all Advances theretofore made to Borrower, less all payments of principal by Borrower theretofore actually received by the holder thereof.

2.2 Use of Proceeds. Borrower shall use the proceeds of the Loan for making Milestone payments under the Procurement Agreement, as well as for working capital, capital expenditures in the ordinary course of business and other lawful corporate purposes.

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2.3 Payments.

(a) Promise to Pay. Borrower promises to pay to Lender, in lawful money of the United States of America, the aggregate unpaid principal amount of all Loans made by Lender to Borrower, together with interest on the unpaid principal amount of such Loans at rates in accordance with the terms hereof.

(b) Application of Payments. Each payment made by Borrower pursuant to this Agreement, the Note or any other Loan Document shall be first applied to the payment of any outstanding fees or penalties, then to payment of interest and then to the payment of the unpaid principal balance of the Loan.

(c) Method of Payment. All payments by Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made by Borrower to Lender via wire transfer to an account designated by Lender, without counterclaim, deduction or setoff, not later than 2:00 p.m., Pacific Time, on the date any such payment is due, in same day or immediately available funds, to such account as Lender shall specify from time to time by notice to Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day. Borrower shall pay all wire transfer charges and fees.

(d) Prepayment. All or any portion of the Loan may be prepaid at any time without penalty prior to the Maturity Date; provided, however, that Borrower shall pay to Lender any costs and expenses incurred by Lender pursuant to Lender’s Credit Facility as a result of Borrower’s prepayment of the Loan as determined by Lender in Lender’s reasonable discretion (“Prepayment Expenses”). Within thirty (30) days of any prepayment, Lender will provide to Borrower written certification of the Prepayment Expenses. Within fifteen (15) days of receipt of such notice, Borrower shall pay to Lender the Prepayment Expenses.

2.4 Interest.

(a) Interest Rate. The Loan shall bear interest at the same interest rate charged to Lender from time to time pursuant to Lender’s Credit Facility (the “Interest Rate”); provided that if a default rate or late payment fees are triggered under the Lender’s Credit Facility, the Loan shall not bear such additional interest or fees except as provided in Section 2.6 below.

(b) Interest Payments. Borrower shall make monthly interest payments (“Interest Payments”) to Lender on the first Business Day of each and every month commencing on the first Business Day of the first month following the first Advance made to Borrower. Interest Payments shall be computed as the Interest Rate multiplied by the average daily principal balance outstanding.

(c) Notice of Interest Rate Change. Prior to the first Interest Payment due pursuant to this Agreement, Lender shall provide Borrower written notice of the then current Interest Rate. Lender shall further provide Borrower written notice of each adjustment to the Interest Rate (each, an “Interest Notice”) as soon as reasonably practicable after Lender determines or receives notice of any corresponding adjustments to the interest rate charged to

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Lender pursuant to Lender’s Credit Facility. Borrower shall pay to Lender any shortfalls in any previously paid Interest Payments resulting from an adjustment in the Interest Rate within ten (10) days of receipt of the applicable Interest Notice. If Borrower has overpaid on any previously paid Interest Payments because of an adjustment in the Interest Rate, the amount of overpayment shall be deducted from the next Interest Payment that is owed to Lender. Notwithstanding the foregoing provisions of this Section 2.4(c), the Interest Payments shall be due and owing to Lender monthly as set forth in Section 2.4(b), and Lender shall be under no obligation to provide to Borrower any invoice, bill, or other notice of the Interest Payments.

(d) Interest Methodology. On or before the Effective Date, Lender shall provide to Borrower a document summarizing the methodology used to calculate interest charged to Lender from time to time pursuant to Lender’s Credit Facility.

2.5 Arrangement/Upfront Fees. Borrower shall pay to Lender a one time 0.25% arrangement/upfront fee, not including administrative agency fees, on the Commencement Date.

2.6 Late Fee. If any payment is not made within fifteen (15) days after the date such payment is due, Borrower shall pay Lender a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount, (ii) $10,000 or (iii) the maximum amount permitted to be charged under applicable law.

2.7 Default Rate. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5%) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

2.8 Term. Subject to the terms and conditions of this Agreement, Lender’s obligations to make Advances shall commence on the Commencement Date and terminate on the Maturity Date, at which time Borrower shall pay to Lender all unpaid principal, interest, and any other amounts due and owing to Lender pursuant to the Loan Documents; provided, however that if the Successful Completion of Milestone 33 (as defined in the Procurement Agreement) is not completed by the Scheduled Completion Date for Milestone 33 (as set forth in the Procurement Agreement), then Lender shall use its best efforts to extend the Maturity Date until the date is twelve (12) months after the Successful Completion of Milestone 33, at which time Borrower shall pay to Lender all unpaid principal, interest, and any other amounts due and owing to Lender pursuant to the Loan Documents. Notwithstanding the foregoing, Lender shall have the right to terminate its obligation to make Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

2.9 Security. The Loan shall be secured by a first priority security interest in the Collateral.

3. CONDITIONS PRECEDENTS OF LOANS.

3.1 Conditions Precedent to Initial Advance. The obligation of Lender to make the initial Advance is subject to the condition precedent that Lender shall have received, in form and substance reasonably satisfactory to Lender, the following duly executed where required by Borrower and/or Pledgors:

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(a) this Agreement;

(b) the Note;

(c) the Security Agreement;

(d) a financing statement (Form UCC-1);

(e) certified copies of Borrower’s insurance policies and evidence of all premium payments, as required by Section 5.6(b);

(f) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(g) current lien search results indicating that there are no other security interests or Liens of record in the Collateral other than Permitted Liens; and

(h) such other documents or certificates, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Advances. The obligation of Lender to make each Advance, including the initial Advance, is further subject to the following conditions:

(a) Borrower shall have notified Lender in writing no later than 10:00 a.m. Pacific time ten (10) Business Days prior to the day that a Milestone Advance is to be made and ten (10) Business Days prior to the day that a Cash Advance is to be made by delivery to Lender of an advance form in substantially the form of Exhibit A (“Advance Form”) and a Borrowing Base Certificate in substantially the form of Exhibit B. Lender is authorized to make Advances under this Agreement based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Lender’s discretion such Advances are necessary to meet Obligations that have become due and remain unpaid. Lender shall be entitled to rely on any Advance Form and Borrowing Base Certificate purported to be delivered by a person whom Lender reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Lender harmless for any damages or loss suffered by Lender as a result of such reliance;

(b) Lender shall have approved the form and contents of any Borrowing Base Certificate, including but not limited to the calculations of the Borrowing Base, and Lender shall have determined, in Lender’s reasonable discretion, that any requested Advance will not exceed the Maximum Loan Amount;

(c) Borrower shall be current in all payments then due and owing to Lender pursuant to the Obligations and Borrower shall have not have been more than ten (10) days late in any payments due and owing to Lender pursuant to the Obligations more than three (3) times in the twelve (12) months immediately preceding the date of a requested Advance; and

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(c) The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the date of such Advance Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Advance (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Advance shall be deemed to be a representation and warranty by Borrower on the date of such Advance as to the accuracy of the facts referred to in this Section 3.2.

4. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

4.1 Power. If Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, that it is a corporation duly incorporated, or a partnership, limited liability company, or trust duly organized, and in any event validly existing under the laws of the state of its incorporation or organization, and is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) enter into this Agreement; and (iii) execute and deliver any other Loan Documents required by Lender to evidence, secure or authorize the Loan.

4.2 Authority. That this Agreement, the Note, the Security Agreement and all other Loan Documents executed and delivered to Lender concurrently herewith were executed in accordance with the requirements of law, and, if Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, in accordance with any requirements of its articles of incorporation, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, and any amendments thereto, and that the execution of the same, and the full and complete performance of the provisions thereof, is authorized by its bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, or a resolution of its board of directors, partners, members and/or managers or trustees, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Lender concurrently herewith) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower is bound or, if applicable, under Borrower’s corporate charter, bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust.

4.3 Binding Effect. This Agreement and all of the other Loan Documents to which it is a party are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws, now or later in effect, relating to or affecting the enforcement of creditors’ rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

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4.4 Financial Statements. The consolidated balance sheets of Borrower and its Subsidiaries as at December 31, 2010, the related consolidated statements of operation, cash flows, and stockholder equity of Borrower and its Subsidiaries for the fiscal year then ended and all financial statements of any kind heretofore required to be furnished Lender pursuant to this Agreement by or on behalf of Borrower fairly present the financial condition of Borrower and its Subsidiaries as at such date and the results of the operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and no material adverse change has occurred in the financial condition reflected therein since the dates of the such financial statements.

4.5 Solvency. Borrower is solvent. Borrower will not be rendered insolvent by the execution and delivery of this Agreement or any of the other Loan Documents to which it is a party or by the transactions contemplated by the parties.

4.6 Litigation and Proceedings. No judgments, injunctions, writs, restraining orders or other orders of any nature are outstanding against Borrower nor is there now pending or, to the best of Borrower’s knowledge after diligent inquiry, threatened any litigation, investigation, contested claim, or governmental proceedings by or against Borrower or the Collateral, except judgments, injunctions, writs, restraining orders or other orders of any nature and pending or threatened litigation, investigations, contested claims and governmental proceedings which, if determined adversely to Borrower, would not have, individually or in the aggregate, a Material Adverse Effect upon Borrower.

4.7 Compliance with Laws and Regulations. At the time of any Advance made after the date of this Agreement, (i) the Borrower is in material compliance with the Internal Revenue Code and ERISA with respect to each of its current employee benefit, stock purchase, stock option, phantom equity, severance, change in control, bonus, incentive and deferred compensation plan, agreement, program, policy or other arrangement for current or former employees of the Borrower that is maintained, sponsored or contributed to by the Borrower or with respect to which the Borrower has any liability (the “Company Plans.”); and (ii) no event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). At the time of any Advance made after the date of this Agreement, Borrower has not violated any statutes, laws, ordinances or rules applicable to it (including without limitation the Federal Fair Labor Standards Act or any Environmental Laws), the violation of which would reasonably be expected to have a Material Adverse Effect.

4.8 Taxes. At the time of any Advance made after the date of this Agreement, Borrower has timely filed or caused to be filed all federal, state and local tax returns required to be filed, and has timely paid, all taxes reflected therein except those being contested in good faith for which Borrower has established adequate reserves under GAAP.

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4.9 Government Consents. At the time of any Advance made after the date of this Agreement, Borrower has obtained all material consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted and for the execution and delivery by Borrower of the Loan Documents, and the performance by Borrower of its obligations under the Loan Documents.

4.10 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Lender taken together with all such certificates and written statements furnished to Lender (as modified or supplemented by other information furnished to Lender) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

4.11 No Brokers. No broker or finder brought about the obtaining, making or closing of the Loan made pursuant to this Agreement. Borrower has no obligation to any person in respect of any finder’s, brokerage or investment banking fees in connection with this transaction.

4.12 Survival of Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement and the Loan Documents and the filing or recording of any of them.

5. AFFIRMATIVE COVENANTS.

Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Lender may have any commitment to make any Advance hereunder, Borrower shall do all of the following:

5.1 Good Standing and Government Compliance. Borrower shall maintain its corporate existence and good standing in the State of Delaware, and shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall meet the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain in full force and effect all material licenses, approvals and agreements.

5.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender:

(a) As soon as available, but in any event within thirty (30) days after the end of each quarter, a Borrower-prepared accounts receivable aging report for Accounts Receivable covering Borrower’s operations during such period, in a form reasonably acceptable to Lender and certified by a Responsible Officer;

(b) as soon as available, but in any event within 120 days after the end of Borrower’s fiscal year, audited financial statements of Borrower prepared in accordance with

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GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Lender (such consent not to be unreasonably withheld) on such financial statements of an independent certified public accounting firm reasonably acceptable to Lender;

(c) promptly upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower; and

(d) as soon as possible and in any event within three (3) calendar days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

(e) Within ten (10) days after filing its Form 10Q for each quarter, Borrower shall deliver to Lender a Compliance Certificate (“Compliance Certificate”) certified as of the last day of the applicable quarter and signed by a Responsible Officer in substantially the form of Exhibit C hereto.

5.3 Financial Covenants. At all times during the term of the Loan, Borrower shall maintain a positive Consolidated Adjusted EBITDA, measured at the end of each fiscal quarter of Borrower until the Loan is paid in full.

5.4 Inspection/Audit Rights. Permit Lender or any representatives thereof at any reasonable time, and from time to time, upon reasonable notice to Borrower, to examine and make copies of and abstract from the files, records and books of account of Borrower and to discuss the affairs, finances and accounts of Borrower with any of its executive officers or designee or directors and their independent public accountants. Borrower shall have the right to have one or more officers present in any such discussions with Borrower’s independent public accountants. Lender shall have the right to inspect the Collateral upon reasonable notice to Borrower during Borrower’s normal business hours. In addition, Lender shall have a right to conduct an audit of the Collateral at any time and from time to time to confirm, among other things, the existence and value of such Collateral.

5.5 Taxes. Borrower shall make due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Lender, on demand, proof satisfactory to Lender indicating that Borrower has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

5.6 Insurance.

(a) Schedule 5.6 lists all insurance policies which Borrower, at its expense, shall keep its assets and business insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.

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(b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Lender. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Lender, showing Lender as an additional loss payee, and all liability insurance policies shall show Lender as an additional insured and specify that the insurer must give at least 20 days notice to Lender before canceling its policy for any reason. Upon Lender’s request, Borrower shall deliver to Lender certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Lender’s option, be payable to Lender to be applied on account of the Obligations.

5.7 Use of Proceeds. Borrower shall use the proceeds of the Milestone Advances for making Milestone payments under the Procurement Agreement and shall use Cash Advances for working capital, capital expenditures, and other lawful corporate purposes of Borrower; provided, however, that Borrower shall not use the Cash Advances for anything other than working capital and capital expenditures in the ordinary course of business unless, at the time of any such other expenditure, (i) Borrower’s cash, cash equivalents, and marketable securities as set forth on Borrower’s balance sheet are greater than the total amount Borrower owes to Lender under the Loan Documents or (ii) Borrower has obtained the written consent of Lender, which consent will not be unreasonably withheld.

5.8 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement.

6. NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations are paid in full or for so long as Lender may have any commitment to make any Advances, Borrower will not do any of the following without Lender’s prior written consent:

6.1 Dispositions. Convey, sell, lease, license, transfer or otherwise Dispose of all or any part of the Collateral except as permitted under the Security Agreement.

6.2 Encumbrances. Create, incur, assume or allow any Lien with respect to any of the Collateral, or covenant to any other Person other than Lender that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of the Collateral, in each case except for Permitted Liens or except as expressly permitted by Lender in writing.

6.3 Change in Entity Structure, Name, Location, Executive Office; Change in Business. Change its entity structure, name or relocate its chief executive office without thirty (30) days prior written notification to Lender; or engage in any business that is substantially different than the business currently engaged in by Borrower, or reasonably related or incidental to the businesses currently engaged in by Borrower.

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6.4 No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose.

7. EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

7.1 Payment Default. If Borrower fails to pay any of the Obligations on the date such Obligations become due and such failure continues for five (5) days after Lender delivers written notice to Borrower;

7.2 Covenant Default. If Borrower fails to timely perform or observe any obligation, term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Lender and such failure continues for thirty (30) days after Lender delivers written notice to Borrower;

7.3 Misrepresentations. If any intentional or willful misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Loan Document or in any certificate, Advance Form, financial statements or reports delivered to Lender pursuant to this Agreement and such failure continues for ten (10) days after Borrower becomes aware of such failure, provided, however, that no Event of Default shall be deemed to occur with respect to any misrepresentation or misstatement with respect to any facts or circumstances to the extent existing immediately prior to the date hereof;

7.4 Perfection. If the security interest of Lender in the Collateral shall cease to be a perfected security interest with priority over all other Liens except for Permitted Liens;

7.5 Material Adverse Effect. If there shall have occurred a Material Adverse Effect;

7.6 Attachment. If all or a material portion of Borrower’s assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any trustee, receiver or person acting in a similar capacity, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be made during such cure period);

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7.7 Insolvency. If Borrower becomes generally unable to pay its debts (including trade debts) as they mature, if Borrower is left with unreasonably small capital after the transactions contemplated by this Agreement, or if Borrower is otherwise insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within sixty (60) days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

7.8 Loan Documents. This Agreement or any Loan Document shall at any time for any reason cease to be in full force and effect;

7.9 Contest Loan Documents. Borrower shall contest the validity or enforceability of, or deny that it has any or further liability or obligations under, this Agreement or any Loan Document;

7.10 Breach of Loan Documents. Any other non-monetary breach or default by Borrower under any other Loan Document and such breach or default continues for thirty (30) days after Lender delivers written notice to Borrower; provided, however, that the foregoing cure period and requirement of written notice shall apply only to non-monetary defaults and shall only be available twice during each 12 month period for each such breach or default;

7.11 Indebtedness. Borrower shall fail to pay when due the principal or interest on any Indebtedness of Borrower with a principal amount of at least $1,000,000, or a default by Borrower in the observance or performance of any term, covenant or agreement of Borrower in any agreement relating to any such Indebtedness of Borrower, the effect of which default is to permit the holder of such Indebtedness to declare the same due prior to the date fixed for its payment under the terms thereof;

7.12 Cross Default. If Borrower shall be in breach or default of the Procurement Agreement beyond any applicable cure period; or

7.13 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against Borrower and shall not have been vacated, discharged or satisfied, or stayed or bonded pending appeal within ninety (90) days after the entry thereof.

8. Lender’S RIGHTS AND REMEDIES.

8.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

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(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 7.7, all Obligations shall become immediately due and payable without any action by Lender);

(b) Cease making any Advances or otherwise extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Lender;

(c) Lender may declare a default under all other Loan Documents, and Lender may proceed with every remedy available at law or in equity or provided for herein or in any other Loan Document, and all expenses incurred by Lender (including, but not limited to, reasonable attorneys’ fees and disbursements) in connection with any remedy shall be deemed Obligations of Borrower to Lender and a part of the Obligations owed by Borrower to Lender hereunder; and

(d) Lender may apply the proceeds from any Collateral or from any other source against Obligations owed by Borrower to Lender hereunder as and in any order it sees fit.

8.2 Lender Expenses. If Borrower fails to pay any amounts as required under the terms of this Agreement beyond any applicable grace period, then Lender may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Loan as Lender deems reasonably necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 5.6 of this Agreement, and take any action with respect to such policies as Lender deems prudent. Any amounts so paid or deposited by Lender shall constitute Lender Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.

8.3 No Obligation to Pursue Others. Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Lender may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Lender’s rights against Borrower. Borrower waives any right it may have to require Lender to pursue any other Person for any of the Obligations.

8.4 Remedies Cumulative; No Waiver. Except as otherwise provided in this Agreement and to the extent permitted by applicable law, all remedies of Lender provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Note, the Security Agreement, or any of the other Loan Documents or by law. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it. No waiver by Lender shall be effective unless made in a written document signed on behalf of Lender and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section 8.4 may not be waived or modified by Lender by course of performance, conduct, estoppel or otherwise.

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8.5 Demand; Protest. Except as otherwise provided in this Agreement and to the extent permitted by applicable law, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

9. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by facsimile to Borrower or to Lender, as the case may be, at its addresses set forth below:

If to Borrower:	ORBCOMM Inc.

2115 Linwood Avenue

Fort Lee, NJ 07024

Attention: Robert Costantini

Facsimile: (703) 433-6400

Email: costantini.robert@orbcomm.com

With a copy to:	ORBCOMM Inc.

2115 Linwood Avenue

Fort Lee, NJ 07024

Attention: Christian Le Brun

Facsimile: (703) 433-6400

Email: lebrun.chris@orbcomm.com

If to Lender:	Sierra Nevada Corporation

444 Salomon Circle

Sparks, NV 89434

Attention: Paul Olivas

Facsimile: (775) 331-0370

Email: paul.olivas@sncorp.com

With a copy to:	Holland & Hart LLP

5441 Kietzke Lane

Second Floor

Reno, NV 89511

Attention: David Garcia, Esq.

Facsimile: 775-786-6179

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The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. Notices and demands shall be deemed delivered when received by the intended recipient.

10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by and construed in accordance with Nevada law. Any action related to the transactions contemplated by this Agreement shall be brought in any state or federal court located in Las Vegas, Nevada, and the parties submit to the jurisdiction of such courts for such purpose. LENDER AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

11. GENERAL PROVISIONS.

11.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion. Lender shall have the right without the consent of Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights and benefits hereunder; and Lender shall give written notice to Borrower of any such event.

11.2 Indemnification. Borrower shall defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents except for losses caused by Lender’s gross negligence or willful misconduct and (b) all losses or Lender Expenses in any way suffered, incurred, or paid by Lender, its officers, employees and agents as a result of or in any way arising out of, the transactions between Lender and Borrower under the Loan Documents (including without limitation reasonable attorneys fees and expenses) except for losses caused by Lender’s gross negligence or willful misconduct.

11.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

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11.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

11.5 Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.

11.6 Counterparts/Facsimiles. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. A facsimile signature to this Agreement shall be deemed an original and binding upon the party against whom enforcement is sought.

11.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Lender has any obligation to make any Advance to Borrower. The obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in Section 11.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender have run.

11.8 Waivers. No course of dealing on the part of Lender, or the officers, employees, consultants or agents thereof, nor any failure or delay by Lender with respect to exercising any right, remedy, power or privilege under any Loan Document or at law or in equity shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, remedy, power or privilege. No waiver or consent shall be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

11.9 Third-Party Beneficiary. This Agreement and all instruments, documents or agreements executed pursuant hereto are not intended to benefit any person other than Borrower and Lender.

[Signature Page to Follow]

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The parties hereto have caused this Line of Credit Loan Agreement to be executed as of the date first above written.

Borrower: ORBCOMM Inc., a Delaware corporation

By:
Marc Eisenberg Chief Executive Officer

Lender: Sierra Nevada Corporation, a Nevada corporation

By:
Eren Ozmen President

Signature Page to Line of Credit Loan Agreement

Exhibit A

to

Line of Credit Loan Agreement

ADVANCE FORM

(See Attached)

ADVANCE FORM

ADVANCE FORM DEADLINE FOR SAME DAY PROCESSING FOR ADVANCES IS 10:00 A.M., PACIFIC TIME

TO: [ ]	DATE:
FAX NO. [ ] TIME:

FROM: ORBCOMM Inc.

CLIENT NAME: ORBCOMM Inc.

REQUESTED BY:

AUTHORIZED SIGNER’S NAME:

AUTHORIZED SIGNATURE:

PHONE NUMBER:

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT

Milestone Advance	$

Cash Advance	$

All representations and warranties of Borrower stated in the Line of Credit Loan Agreement are true, correct and complete in all material respects as of the date of the this Advance Form; provided, however, that those representations and warranties expressly referring to another date are true, correct and complete in all material respects as of such date.

LENDER USE ONLY:

The following person is authorized to request the Advance on the advance designated account and is known to me.

Authorized Requester	Phone #

Received By (Lender)	Phone #

Authorized Signature (Lender)

Exhibit B

to

Line of Credit Loan Agreement

BORROWING BASE CERTIFICATE

(See Attached)

Exhibit C

to

Line of Credit Loan Agreement

COMPLIANCE CERTIFICATE

(See Attached)

COMPLIANCE CERTIFICATE

TO: SIERRA NEVADA CORPORATION

FROM: ORBCOMM Inc.

The undersigned Responsible Officer of Borrower (as defined in the Agreement), hereby certifies that in accordance with the terms and conditions of the Line of Credit Loan Agreement between Borrower and Lender (the “Agreement”), (i) Borrower is in compliance for the period ending         with all required covenants, and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date are true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (if any).

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements	10 days after filing Form 10Q	Yes	No

Annual Audited Financial Statements	120 days of Fiscal Year End	Yes	No

Positive Consolidated Adjusted EBITDA	To be maintained each fiscal quarter	Yes	No

Comments Regarding Exceptions: See Attached.	LENDER USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
Compliance Status Yes No

DATE

Schedule 5.6

to

Line of Credit Loan Agreement

INSURANCE POLICIES

(See Attached)